Exhibit 10.2

PATENT ASSIGNMENT AGREEMENT

This PATE T ASSIGNMENT AGREEMENT (this “Assignment”), dated as of May 17,202l (the “Effective Date”), is made and entered into by and between SPINALCYTE LLC, a Texas limited liability company (“SpinalCyte”) and FIBROBIOLOGICS LLC, a Texas limited liability company ( “FibroBiologics”). FibroBiologics and SpinalCyte are each referred to individually as a “ “ and collectively as the “Parties.”

RECITALS

WHEREAS, SpinalCyte is the owner of all right, title and interest in and to the Patents (as defined below);

WHEREAS, Fibrobiologics is a wholly owned subsidiary of SpinalCyte, and SpinalCyte wishes to sell and transfer all right, title and interest in the Patents to FibroBiologics for further development of the patented technology as well as securing and maintaining related patent rights;

WHEREAS, FibroBiologics wishes to purchase and receive from SpinalCyte all right, title and interest in the Patents from SpinalCyte; and

WHEREAS, in consideration of this assignment, the parties have separately agreed to a cross license of patents.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Patents. “Patents” means the United States patents and patent applications listed on Exhibit A hereto, all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, provisionals and divisions of such patents granted in the United States, and any United States or foreign patents or patent applications that claim priority to any of the foregoing, whether or not listed on Exhibit A.

2. Assignment. SpinalCyte hereby irrevocably transfers and assigns to FibroBiologics, and FibroBiologics hereby accepts, all right, title and interest in and to the Patents, free and clear of any and all debts, liens, encumbrances, obligations and liabilities of any kind, and all income, royalties, damages, claims, and payments now or hereafter due or payable with respect to the Patents; all causes of action for past, present, or future infringement based upon, relating to, or arising out of any of the Patents; the right to claim priority to all patents and applications (throughout the world) of any kind that claim priority to or otherwise issue from any of the Patent(s); and all rights corresponding to the Patents throughout the world.

3. Representations and Warranties; Disclaimer of Warranties. SpinalCyte hereby represents, warrants and covenants that (a) SpinalCyte has the right, and full power and authority, on behalf of SpinalCyte to make the assignments as well as the representation, warranties and covenants made herein; (b) SpinalCyte has not executed nor will it execute any agreement in conflict herewith; and (c) SpinalCyte will not challenge or dispute the ownership, validity or enforceability of the Patents either directly or indirectly, nor allow any person or entity under SpinalCyte control to do so. SpinalCyte ASSIGNS THE PATENTS TO FibroBiologics “AS IS” AND MAKES NO WARRA TIES OF ANY KIND, EXPRESS OR IMPLIED, IN RELATION TO THE PATENTS. WITHOUT LIMITING THE FOREGOING, SpinalCyte DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

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4. Further Assurances. SpinalCyte agrees to execute and deliver or cause to be executed and delivered to FibroBiologics, at FibroBiologics’ expense (but without further compensation to SpinalCyte), such further instruments of transfer and conveyance, to execute and deliver or cause to be executed and delivered all applications and all divisional, continuing and reissue applications, to execute and deliver or cause to be executed and delivered all renewals, to make or cause to be made all rightful oaths, and to take or cause to be taken such other actions as may reasonably request to carry out the transfer of the Patents conveyed herein. SpinalCyte will, and will cause persons under its control to, communicate to FibroBiologics, its successors, legal representatives and assigns, any facts known to them respecting the Patents, testify in any legal proceeding, and generally do everything reasonably possible to aid FibroBiologics, its successors, legal representatives and assigns, to obtain and enforce and protect the Patents in all countries, provided only that FibroBiologics shall pay, or reimburse SpinalCyte for, all reasonable out of pocket expenses incurred by SpinalCyte incident to the performance of its obligations under this paragraph.

5. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws and regulations of Texas, U.S.A., excluding any conflict of laws rule that would result in the application of the laws of another jurisdiction.

6. Headings. Headings of the various articles and sections, where used herein, are merely present for convenience and shall not be used in construing this Agreement.

7. Entire Agreement. This Agreement and any Appendices attached hereto constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes any prior agreement, understanding or arrangement between the Pa11ies, whether oral or in writing, with respect to the subject matter hereof. No representation, undertaking or promise shall be taken to have been given or be implied from anything said or written in negotiations between the Parties prior to this Agreement except as expressly stated in this Agreement.

8. Modifications. This Agreement may not be modified or amended unless such modification or an1endment is made in writing and is signed by the Pat1ies.

9. No Waiver. Failure of either Party to enforce or exercise, at any time or for any period, any term of this Agreement, does not constitute, and shall not be construed as, a waiver of such term and shall not affect the right later to enforce such tem1 or any other term herein contained.

10. Severability. If any provision of this Agreement should be void or held illegal or unenforceable, the other provisions shall not be affected and the Parties will replace any provision held void, illegal or unenforceable with provisions which will achieve as far as possible the intention or results sought to be achieved by the void provisions.

11. Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

12. Signatures. Facsimile signatures (including pdf signatures) transmitted by the Parties hereto shall be deemed as effective as original signatures on this Agreement.

[Signature Page Attached]

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IN WITNESS WHEREOF, the Parties hereto have caused this Assignment to be executed by their respective duly authorized officers as of Effective Date.

SpinalCyte, LLC		FibroBiologics, LLC

By:	/s/ Pete O’Heeron	By:	/s/ Pete O’Heeron
Name:	Pete O’Heeron	Name:	Pete O’Heeron
Title:	CEO	Title:	CEO

[Signature Page to Patent Assignment Agreement]

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Schedule A

Patents and Patent Applications

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002A U.D I	Australia	2011253785	12/2/2011	2011253785	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002AU.D2	Australia	2013257540	11/19/2013	2013257540	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002AU.D3	Australia	2015202319	5/6/2015	2015202319	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002A U.D4	Australia	2017206234	7/20/2017	2017206234	METHODS AND COMPOSITIO S FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002AU.D5	Australia	2018220112	8/23/2018	2018220112	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002CN.D I	China	201110261353.3	8/9/2011	ZL 201110261353.3	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002JP.Dl	Japan	2012-241637	11/1/2012	6151006	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002JP.D2	Japan	2015-080729	4/10/2015		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002JP.D3	Japan	2017-184649	9/26/2017	6676022	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002JP.D3D I	Japan	2020-000328	1/6/2020		METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BTOREACTOR

AMTK.P0002JP.D4	Japan	2017-184650	9/26/2017		METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.C I	United States of America	13/185472	7/18/2011	9138460	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D1	United States of America	12/775720	5/7/2010	8728495	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BTOREACTOR

AMTK.P0002US.D2	United States of America	12/775736	5/7/20IO	9545432	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C I	United States of America	15/371994	12/7/2016	10052410	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C 2	United States of America	16/038915	7/18/2018	10806824	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D2C 3	United States of America	16/865926	5/4/2020		METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN TN VIVO BIOREACTOR

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0002US. D3	United States of America	12/775753	5/7/2010	8298560	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D4	United States of America	12/775765	5/7/2010	9320776	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0002US.D5	United States of America	12/775771	5/7/2010	9533024	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0003CN	China	201280063195.3	6/20/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003CN.Dl	China	201711263200.6	12/5/2017		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003ECH	Switzerland	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003ECH.D1	Switzerland	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EDE	Germany	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EDE.D I	Germany	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EES	Spain	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EES.DI	Spain	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EFR	France	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0003EFR.DI	France	I7192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EGB	United Kingdom	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EGB.DI	United Kingdom	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EHK	Hong Kong	14111200.7	11/4/2014	HK! 197832	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EHK.D I	Hong Kong	18111368.1	9/5/2018	HK1252036	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EIE.DI	Ireland	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DJSC DISEASE

AMTK.P0003EIT	Italy	12846950.9		2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EIT.DI	Italy	17192969.8		3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EP	European Patent Office	12846950.9	5/21/2014	2776556	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EP.D I	European Patent Office	17192969.8	9/25/2017	3290511	FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003EP.D2	European Patent Office	20186304.0	7/16/2020		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003IN	India	391 I/DELNP/2014	5/15/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US	United States of America	14/357558	5/9/2014		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003 US.DI	United States of America	15/957741	4/19/2018		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0003US.Pl	United States of America	61/557479	11/9/2011		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003US.P2	United States of America	61/691391	8/21/2012		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0003WO	Patent Cooperation Treaty	PCT/US2012/064101	11/8/2012		FIBROBLASTS FOR TREATMENT OF DEGENERATIVE DISC DISEASE

AMTK.P0004AU	Australia	2013299505	2/2/2015	2013299505	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004AU.Dl	Australia	2017201708	3/13/2017	2017201708	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CA	Canada	2881126	2/4/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CHK.D l	Hong Kong	42020009561.0	6/18/2020		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CN	China	201380047210.X	3/l l/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004CN.D1	China	201911186070.X	11/28/2019		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004EHK	Hong Kong	15110635.3	10/28/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004EP	European Patent Office	13827360.2	3/4/2015		GENERATION OF CARTILAGE EX VIVO FROM FJBROBLASTS

AMTK.P0004JN	India	1321/DELNP/2015	2/18/2015		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP	Japan	2015-526709	2/9/2015	6456826	GE ERATTON OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP.D1	Japan	2018-032337	2/26/2018	6574502	GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004JP.D2	Japan	2019-149332	8/16/2019		GENERATTON OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004US	United States of America	13/962241	8/8/2013		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0004US.P1	United States of America	61/681731	8/10/2012		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0004 WO	Patent Cooperation Treaty	PCT/US2013/054158	8/8/2013		GENERATION OF CARTILAGE EX VIVO FROM FIBROBLASTS

AMTK.P0005AU	Australia	2014281818	12/7/2015	2014281818	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005AU.D1	Australia	2019253856	10/23/2019		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005CA	Canada	2915249	12/11/2015		ADIPOSE CELLS FOR CHONDROCYTE APP LICATIONS

AMTK.P0005CN	China	201480039060.2	1/8/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005ECH	Switzerland	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EDE	Germany	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EES	Spain	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EFR	France	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EGB	United Kingdom	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EHK	Hong Kong	16110257.9	8/29/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EIE	Ireland	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005ETT	Italy	14813201.2		3011015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005EP	European Patent Office	14813201.2	1/6/2016	301 l015	ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0005IN	India	201617001725	1/18/2016		ADIPOSE CELLS FOR CHONDROCYTE APPLTCATIONS

AMTK.P0005JP	Japan	2016-521475	12/18/2015		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005JP.D I	Japan	2020-119475	7/10/2020		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005US	United States of America	14/304247	6/13/2014	10206954	ADIPOSE CELLS FOR CHONDROCYTE APPLTCATTONS

AMTK.P0005US.C1	United States of America	16/244333	1/10/2019		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0005US.PI	United States of America	61/836975	6/19/2013		ADIPOSE CELLS FOR CHONDROCYTE APPLTCATIONS

AMTK.P000SWO	Patent Cooperation Treaty	PCT/US2014/042322	6/13/2014		ADIPOSE CELLS FOR CHONDROCYTE APPLICATIONS

AMTK.P0006AU	Australia	2014317861	3/8/2016	2014317861	GENE THERAPY FOR THE REGENERATION OF CHONDROCYTESOR CARTILAGE TYPE CELLS

AMTK.P0006A U.D I	Australia	2019268095	11/20/2019		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006CA	Canada	2923857	3/9/2016		GENE THERAPY FOR THE REGENERATJON OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006CN	China	201480057130.7	4/18/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0006EHK	Hong Kong	16112454.6	10/28/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006EP	European Patent Office	14841529.2	4/5/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006IN	India	201617011955	4/5/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006JP	Japan	2016-542044	3/9/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006JP.Dl	Japan	2020-033592	2/28/2020		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006US	United States of America	14/917560	3/8/2016		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006US.P1	United States of America	61/875509	9/9/2013		GENE THERAPY FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0006WO	Patent Cooperation Treaty	PCT/US2014/054804	9/9/2014		GENE THERAPY FOR THE REGENERATJON OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007AU	Australia	2017207445	7/3/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0007CA	Canada	3011306	7/11/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007CN	China	2017800] 1692.1	8/16/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007EHK	Hong Kong	18115243.3	11/28/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007EP	European Patent Office	17739050.7	7/12/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007IN	India	201817025735	7/10/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007JP	Japan	2018-536724	7/13/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007US	United States of America	16/068096	7/3/2018		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS
AMTK.P0007US.PI	United States of America	62/278635	1/14/2016		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0007US.P2	United States of America	62/413587	10/27/2016		CELLULAR BLEND FOR THE REGENERAT[ON OF CHONDROCYTES OR CARTILAGE TYPE CELLS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0007WO	Patent Cooperation Treaty	PCT/US2017/013449	1/13/2017		CELLULAR BLEND FOR THE REGENERATION OF CHONDROCYTES OR CARTILAGE TYPE CELLS

AMTK.P0008CA.D I	Canada	2925550	3/30/2016	2925550	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VTVO BIOREACTOR

AMTK.P0008CA. D2	Canada	3019254	I 0/1/20 I8	3019254	USE OF CHONDROCYTE- LIKE CELLS TO TREAT A JOINT IN NEED OF REPAIR

AMTK.P0008ECH	Switzerland	07763383.2		1989289	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008ECH.DJ	Switzerland	16195838.4		3146939	METHODS AND COMPOSITIO S FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EDE	Germany	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EDE.DI	Germany	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EES	Spain	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EES.Dl	Spain	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0008EFR	France	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EFR.DI	France	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN 1N VIVO BIOREACTOR

AMTK.P0008EGB	United Kingdom	07763383.2		1989289	METHODS AND COMPOSITIONS FOR REPALR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EGB.D l	United Kingdom	16195838.4		3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EHK.D 1	Hong Kong	17108880.7	9/4/2017	HKl236375	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EIT	Italy	07763383.2		1989289	METHODSA D COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EIT.D I	Italy	16195838.4		3146939	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

AMTK.P0008EP.D 1	European Patent Office	16195838.4	10/26/2016	3146939	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN TN VIVO BIOREACTOR

AMTK.P0017EP	European Patent Office	19795975.2	11/23/2020		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P00 l 7US	United States of America	17/052830	11/4/2020		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

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Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0017US.Pl	United States of America	62/666786	5/4/2018		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P0017WO	Patent Cooperation Treaty	PCT/US2019/030585	5/3/2019		FIBROBLAST DELIVERY OF TUMOR INHIBITORY AGENTS

AMTK.P0018EP	European Patent Office	19795797.0	l l/23/2020		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P0018US	United States of America	17/052841	11/4/2020		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STTMULATION OF DISC REGENERATION

AMTK.P0018US.PI	United States of America	62/666777	5/4/2018		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00l8WO	Patent Cooperation Treaty	PCT/US2019/030570	5/3/2019		DE-DIFFERENTIATED FIBROBLAST- CONDITIONED MEDIA FOR STIMULATION OF DISC REGENERATION

AMTK.P00I9EHK	Hong Kong				INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0019EP	European Patent Office	19796226.9	11/24/2020		INTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

15

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P00l 9US	United States of America	17/052845	11/4/2020		INTRADISCAL T- REGULATORY CELL ADMINISTRATTON FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0019US.P I	United States of America	62/666807	5/4/2018		INTRADISCAL T REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0019WO	Patent Cooperation Treaty	PCT/US2019/030564	5/3/2019		TNTRADISCAL T- REGULATORY CELL ADMINISTRATION FOR TREATMENT OF DISC DEGENERATJVE DISEASE

AMTK.P0020EP	European Patent Office	19796689.8	11/24/2020		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATJON

AMTK.P0020US	United States of America	17/052854	11/4/2020		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

AMTK.P0020US.Pl	United States of America	62/666816	5/4/2018		ENHANCEMENT OF FTBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATION

AMTK.P0020WO	Patent Cooperation Treaty	PCT/US2019/030577	5/3/2019		ENHANCEMENT OF FIBROBLAST PLASTICITY FOR TREATMENT OF DISC DEGENERATTON

AMTK.P0025AU	Australia	2019332928	3/11/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025CA	Canada	3111213	2/26/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

16

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0025EP	European Patent Office	19853816.7	3/24/2021		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US	United States of America	17/271529	2/25/2021		Cl-HMERIC A TIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US.P I	United States of America	62/723105	8/27/2018		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025US.P2	United States of America	62/820636	3/19/2019		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0025WO	Patent Cooperation Treaty	PCT/US2019/048311	8/27/2019		CHIMERIC ANTIGEN RECEPTOR FIBROBLAST CELLS FOR TREATMENT OF CANCER

AMTK.P0033US.PJ	United States of America	62/793545	1/17/2019		FIBROBLASTS AND MACROVESICLES THEREOF FOR REDUCTION OF TOXICITY ASSOCIATED WITH CANCER INNUMOTHERAPY

AMTK.P0033WO	Patent Cooperation Treaty	PCT/US2020/014018	1/17/2020		FIBROBLASTS AND MICROVESICLES THEREOFFOR REDUCTION OF TOXICITY ASSOCIATED WITH CANCER INNUMOTHERAPY

AMTK.P0039US.P1	United States of America	62/839716	4/28/2019		FIBROBLAST CELL THERAPY FOR TREATMENT OF OSTEOPOROSIS

AMTK.P0039WO	Patent Cooperation Treaty	PCT/US2020/030063	4/27/2020		FIBROBLAST CELL THERAPY FOR TREATMENT OF OSTEOPOROSIS

AMTK.P0041US.PI	United States of America	62/929828	1 l/2/20 I9		FIBROBLAST-DERIVED UNIVERSAL IMMUNOLOGICAL COMPOSITION

17

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0041 WO	Patent Cooperation Treaty	PCT/US2020/058492	11/2/2020		FIBROBLAST-DERIVED UNIVERSAL IMMUNOLOGICAL COMPOSITION

AMTK.P0042US	United States of America	17/022897	9/16/2020		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGLYCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0042US.P I	United States of America	62/901164	9/16/2019		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGLYCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0042WO	Patent Cooperation Treaty	PCT/US2020/05l 036	9/16/2020		TREATMENT OF DISC DEGENERATIVE DISEASE AND STIMULATION OF PROTEOGLYCAN SYNTHESIS BY FIBROBLAST CONDITIONED MEDIA AND FORMULATIONS THEREOF

AMTK.P0044US.PI	United States of America	62/929830	11/2/2019		INTRATUMORAL ADMINISTRATION OF IMMUNE CELLULAR THERAPEUTICS

AMTK.P0044 WO	Patent Cooperation Treaty	PCT/US2020/058497	11/2/2020		INTRATUMORAL ADMINISTRATION OF IMMUNE CELLULAR THERAPEUTICS

AMTK.P0045US.PI	United States of America				FIBROBLAST DELIVERY OF HYPERACUTE REJECTION INDUCING PAYLOAD TO CANCER CELLS

18

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P0048US.PI	United States of America	62/953841	12/26/2019		AUGMENTATION OF FIBROBLAST MEDIATED REGENERATION OF INTRA VERTEBRAL DISCS

AMTK.P0048WO	Patent Cooperation Treaty	PCT/US2020/067225	12/28/2020		AUGMENTATION OF FIBROBLAST MEDIATED REGENERATION OF INTRAVERTEBRAL DISCS

AMTK.P0054US.PI	United States of America	62/914523	10/13/2019		CANNABTDIOL ADJUVANT THERAPY FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0054WO	Patent Cooperation Treaty	PCT/US2020/0553 I3	10/13/2020		CANNABIDIOL ADJUVANT THERAPY FOR TREATMENT OF DISC DEGENERATIVE DISEASE

AMTK.P0055US	United States of America	16887720	5/29/2020		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENJC PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS

AMTK.P0055US.PI	United States of America	62855010	5/31/2019		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENJC PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS

AMTK.P0055WO	Patent Cooperation Treaty	PCT/US2020/035234	5/29/2020		CONCURRENT ACTIVATION OF REGENERATIVE AND TOLEROGENIC PROCESSES BY FIBROBLAST-BASED COMPOSITIONS FOR THE TREATMENT OF MULTIPLE SCLEROSIS

19

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

AMTK.P006 I US.PI	United States of America	62/977604	2/17/2020		TELOMERE LENGTH MODULATION USING FIBROBLASTS AND DERJVITAVES THEREOF

AMTK.P006 J WO	Patent Cooperation Treaty	PCT/US2021/018160	2/16/2021		TELOMERE LENGTH MODULATTON USING FIBROBLASTS

AMTK.P0074US.PI	United States of America	63/017918	4/30/2020		IMMUNOTHERAPEUTIC METHODSAND COMPOSITIONS FOR TARGETING CANCER FLBROBLASTS

AMTK.P0074 WO	Patent Cooperation Treaty	PCT/US202 l/070496	4/30/2021		IMMUNOTHERAPEUTIC METHODS AND COMPOSITIONS FOR TARGETING CANCER FIBROBLASTS

AMTK.P0077US.PI	United States of America		Closed duplicate case		CANCER FIBROBLAST SPECIFIC CANCER IMMUNOTHERAPY

P03351AU0	Australia	2007212085	7/29/2008	2007212085	METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351CA0	Canada	2641170	7/25/2008	2641170	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351CN0	China	200780004506.8	7/31/2008	ZL 200780004506.8	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351EP0	European Patent Office	07763383.2	9/2/2008	1989289	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P0335!HK0	Hong Kong	09104307.l	5/11/2009	HKI125406	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

20

Docket Number	Country	Appl. No.	Date Filed	Reg. No.	Title

P03351IN0	India	6901/DELNP/2008	8/12/2008		METHODS AND COMPOSJTIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351JP0	Japan	2008-554464	8/6/2008	5269612	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351US0	United States of America	60/771172	2/7/2006		METHODFOR REPAIRING AN INTERVERTEBRAL DISC

P03351USI	United States of America	11/671082	2/5/2007	7850983	METHODS AND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

P03351WO0	Patent Cooperation Treaty	PCT/US2007/06l 590	2/5/2007		METHODSAND COMPOSITIONS FOR REPAIR OF CARTILAGE USING AN IN VIVO BIOREACTOR

[End of Schedule A.}

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